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                                                                   EXHIBIT 10.27

                             GENESIS MICROCHIP INC.

                                  OPTION GRANT

THIS AGREEMENT made the XXX day of XXXXXXXXX, 1997

BETWEEN:

GENESIS MICROCHIP INC., (hereinafter called the "Company")

                                OF THE FIRST PART

- and -

XXXXXXXXXXXXXXXX (hereinafter called the "Purchaser")

                               OF THE SECOND PART

WHEREAS the Board of Directors of the Company have resolved to grant to the Purchaser an option to purchase shares of the Company;

AND WHEREAS the Purchaser is entering into this Agreement to acknowledge the terms of the grant.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.0     DEFINITIONS

In this Agreement

        1.1 "Anniversary Date" means the day which is 365 days after the Grant Date (except for a year in which February has 29 days, in which event it shall mean the day which is 366 days after the Grant Date of the Option);

        1.2     "Board" means the Board of Directors of the Company;

        1.3     "Cause" includes:

                (a) willful misconduct or negligence in the performance of duties and obligations to the Company;




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                (b)     knowingly or willfully doing some act that may or does
                        reflect in a negative fashion or is or may be materially prejudicial to, the general reputation or industry position of the Company;

                (c) failure of the Purchaser, without being Disabled and without reason acceptable to the Company to provide his services to the Company.

        1.4     "Company" means Genesis Microchip Inc.;

        1.5 "Disabled" or "Disability" means the mental or physical state of the relevant person when such person:

                (a) is unable due to illness, disease, mental or physical disability or similar cause to fulfill in the opinion of the Board his responsibilities to the Company:

                        (i)     for any consecutive six (6) month period; or

                        (ii) for nine (9) months in any consecutive twenty-four (24) month period; or

                (b) is declared mentally incompetent or incapable of managing his affairs by a court of competent jurisdiction.

        1.6 "Exercise Price" means the purchase price per Share, referred to in Section 2.0;

        1.7 "Expiry Date" means the day which is seven (7) years after the Grant Date;

        1.8     "Grant Date" means the XXXX day of XXXXXXXXX, 1997;

        1.9 "Option" means a right to subscribe for one or more Shares pursuant to this Agreement;

        1.10 "Optioned Shares" means the number of Shares of the Company granted to the Purchaser hereunder as set out in Section 2.0;

        1.11 "Retirement" means termination of employment by the Purchaser or the Company for reasons other than death, disability, or cause; and



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        1.12    "Shares" means the Common Shares in the capital of the Company from time to time subject to this Agreement and includes:

                (a) any shares or securities into which any Shares may hereafter be converted, changed, classified, redivided, redesignated, consolidated, subdivided or otherwise changed;

                (b) any shares in the capital of the Company which may hereafter be issued to any holder of Shares by way of stock dividend or otherwise; and

                (c) any shares of the Company or any successor or other body corporate which may be received by the holders of Shares on a reorganization, amalgamation, consolidation, merger, statutory or otherwise.

2.0     OPTIONS GRANTED

        The Company hereby grants to the Purchaser, subject to the terms and conditions hereinafter set out, an Option to purchase, at the time and in the manner hereinafter set out, XXXXXX Shares of the Company (the "Optioned Shares") at the purchase price of XX per Share.

3.0     EXPIRY

        The Purchaser shall, in the manner hereinafter provided, have the right to exercise the Option hereby granted prior to the close of business on the Expiry Date. After the close of business on the Expiry Date, the Option shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the Option hereby granted has not then been exercised.

4.0     EXERCISING OPTIONS

        The Option hereby granted to purchase the Optioned Shares may, subject to Sections 5.0, 6.0 and 7.0 hereof be exercised at any time and from time to time after the Anniversary Date, to the extent of the number of shares derived when:

        (a) The Optioned Shares are divided by forty-eight (48) and multiplied by the number of complete months elapsed from the Grant Date; and



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        (b)     There is deducted from the number of Shares derived pursuant to part (a) hereof the number of Shares with respect to which this option has already been exercised. However, notwithstanding the foregoing, the maximum number of Shares that may be purchased shall not exceed the Optioned Shares.

5.0     DEATH OR DISABILITY OF PURCHASER

        If the Purchaser dies or is Disabled prior to the Expiry Date, the Purchaser or his legal personal representatives may, within 90 days of the date of his death or the date on which the Disability occurred, exercise the Option to the extent of the number of Shares that the Purchaser would have been entitled to purchase on the date of his death or on the date on which the Disability occurred as the case may be.

6.0     RETIREMENT OF PURCHASER

        If the Purchaser retires from the Company, the Purchaser may within thirty (30) days of such retirement exercise any Option then held by him to the extent the Purchaser was entitled to exercise such Option on the date of retirement. Any unexpired Options shall immediately terminate and cease to be exercisable thirty (30) days after such Retirement.

7.0     TERMINATION OF OPTIONS

        In the event that the Company terminates the Purchaser for Cause, then all unexercised Options shall immediately terminate and cease to be exercisable. The determination of whether the Purchaser has been terminated for Cause shall be made by the Board in its sole discretion and such determination shall be final, binding and conclusive for all purposes.

8.0     ADJUSTMENT OF SHARES

        In the event of any reclassification of the Shares, recapitalization, stock split, stock dividend, combination of shares, reorganization, merger, amalgamation, consolidation, or sale of assets for stock of another corporation, the number or kind of securities covered by Options granted under this Agreement, the maximum amount of securities with respect to which Options may be granted to one individual under this Agreement, and the exercise price of Options granted under this Agreement, shall be appropriately and equitably adjusted by the Board. In addition, in the event of a liquidation, dissolution, reorganization, merger, amalgamation, consolidation, or sale of assets for stock of another corporation, the Board shall take such action as may be appropriate and equitable to accelerate




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                                                                    Option Grant
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        the time within which and the extent to which Options granted under this
        Agreement may be exercised, to terminate Options granted under this Agreement at or prior to the date of any such action, or to provide the terms for the assumption of Options granted under this Agreement by any surviving, consolidated, amalgamated successor or transferee corporations.

9.0     MANNER OF EXERCISE

        Subject to the provisions of Sections 4.0, 5.0, 6.0 and 7.0 hereof, the Option shall be exercisable in the manner hereinbefore provided by the Purchaser or his legal personal representatives giving a notice in writing addressed to the Company to be received by the Company within the time limit specified in Section 3.0, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of Optioned Shares so specified therein. Upon any such exercise of option as aforesaid, the Company shall forthwith cause the Secretary of the Company to deliver to the Purchaser or his legal personal representatives within thirty days following receipt by the Company of any such notice of exercise of option and payment, a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of Optioned Shares as the Purchaser or his legal personal representatives shall have then paid for.

10.0    OBLIGATION TO PAY

        Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his Option to purchase hereunder in the manner hereinbefore provided.

11.0    SHAREHOLDER RIGHTS

        The Purchaser shall have no right whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereof) other than in respect of Optioned Shares in respect of which the Purchaser shall have exercised his Option to purchase hereunder and which the Purchaser shall have actually taken up and paid for and with respect to such Optioned Shares actually taken up such rights shall commence upon the date of issue imprinted upon the certificate representing such Optioned Shares.



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12.0    NO INDUCEMENT

        The Purchaser hereby acknowledges that he was not induced to enter into the within Agreement by expectation of employment or continued employment.

13.0    LEGISLATION

        If at any time the listing, registration or qualification of the Optioned Shares upon any securities exchange or pursuant to any federal or provincial law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the issue or purchase of Optioned Shares, the Option hereby granted may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.

14.0    TIME OF THE ESSENCE

        Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

15.0    RANKING AND DIVIDENDS

        Shares allotted and issued pursuant to the exercise of an Option shall not be entitled to receive dividends paid by reference to a record date falling before the date of exercise of the Option, but will otherwise rank pari passu in all respects and form one uniform class with the Shares in issue on the date of exercise.

16.0    OPTION NOT TRANSFERABLE

        An Option granted under this Agreement shall be transferable only by will or by the laws of intestacy and shall be exercisable, during the lifetime of the Purchaser to whom the Option is granted, only by the Purchaser and, upon the death of the Purchaser, by the Purchaser's legal personal representatives only as herein provided. Except as specifically provided above, no Option granted under this Agreement and none of the Rights and privileges thereby converted shall be transferred, assigned, pledged, hypothecated in any way or made the subject of any security interest of any kind whatever (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge,




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        hypothecate, make subject to a security interest or otherwise dispose of the Option, or of any right of privilege conferred thereby contrary to the provisions hereof, or upon the levy of any execution attachment or similar process upon such Option, right or privilege the Option and such rights and privileges shall immediately lapse and cease to be exercisable.

17.0    HEIRS AND ASSIGNS

        This Agreement shall enure to the benefit and be binding upon the Company, its successors and assigns, and the Purchaser and his legal personal representatives to the extent provided in Section 5.0 hereof.

18.0    PAYMENTS AND COMMUNICATIONS

        All payments and communications which may be or are required to be given by either party to the other herein, shall (in the absence of any specific provision to the contrary) be in writing and delivered or sent by prepaid registered mail to the parties at their following respective addresses:

               For the Company:               200 Town Centre Blvd., Suite 400
                                              Markham, Ontario  L3R 8G5

               For the Purchaser:


        and if any such payment or communication is sent by prepaid registered mail, it shall, subject to the following sentence, be conclusively deemed to have been received on the third business day following the mailing thereof and, if delivered, it shall be conclusively deemed to have been received at the time of delivery. Notwithstanding the foregoing provisions with respect to mailing, in the event that it may be reasonably anticipated that, due to any strike, lock-out or similar event involving an interruption in postal service, any payment or communication will not be received by the addressee by no later than the third business day following the mailing thereof, then the mailing of any such payment or communication as aforesaid shall not be an effective means of sending the same but rather any payment or communication must then be sent by an alternative means of transportation which it may reasonably be anticipated will cause the payment or communication to be received reasonably expeditiously by the addressee. Either party may from time to time change its address hereinbefore set forth by notice to the other of them in accordance with this section.



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19.0    CONFLICT OF LAWS

        This Agreement and the rights and obligations and relations of the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties hereto agree that the courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement. Each party hereto does hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

20.0    HEADINGS

        The headings of this Agreement and in the Schedules hereto are solely for convenience of reference and do not affect the interpretation thereof or define, limit or construe the contents of any provision of this Agreement.

21.0    EXECUTION IN COUNTERPARTS

        This Agreement may be executed in any number of counterparts and all such counterparts shall for all purposes constitute one agreement, binding on the parties hereto, provided each party hereto has executed at least one counterpart, and each shall be deemed to be an original, notwithstanding that all parties are not signatory to the same counterpart.

22.0    ENTIRE AGREEMENT

        With respect to the subject matter of this Agreement, this Agreement (a) sets forth the entire agreement between the parties hereto and any persons who have in the past or who are now representing either of the parties hereto, (b) supersedes all prior understandings and communications between the parties hereto or any of them, oral or written, and (c) constitutes the entire agreement between the parties hereto. Each party hereto acknowledges and represents that this Agreement is entered into after full investigation and that no party is relying upon any statement or representation made by any other which is not embodied in this Agreement. Each party hereto acknowledges that he or it shall have no right to rely upon any amendment, promise, modification, statement or representation made or occurring subsequent to the execution of this Agreement unless the same is in writing and executed by each of the parties hereto.



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23.0    INVALIDITY

        If any provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law and be independent of every other provision of this Agreement.

24.0    FURTHER DOCUMENTATION

        Each party hereto agrees from time to time, subsequent to the date hereof, to execute and deliver or cause to be executed and delivered to the others of them such instruments or further assurances as may, in the reasonable opinion of any other of them, be necessary or desirable to give effect to the provisions of this Agreement.

25.0    NUMBER AND GENDER

        Unless the context clearly requires otherwise, the singular usage includes the plural and the masculine and neuter usages include the other and the feminine. If the terms "Purchaser" as used herein is applicable to more than one person, all acknowledgments, promises, covenants, agreements and obligations herein made or given shall be for all purposes construed as if the same were jointly and severally made or given.


IN WITNESS WHEREOF the parties hereto have signed and sealed this Agreement this

________ day of _______________________, 1997.


SIGNED, SEALED AND DELIVERED               )   GENESIS MICROCHIP INC.
                                           )
in the presence of                         )   By:
                                           )      ------------------------------
                                           )


ACKNOWLEDGMENT OF RECEIPT
    OF AGREEMENT                           )         _________________________
                                                     XXXXXXXXXXXXXX